CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net income	$ 94	$ 1,152	$ 197
Other comprehensive income (loss):
Adjustments for supplemental executive retirement plans	(15)	(20)	(3)
Unrealized gains on securities held as available-for-sale	0	1	3
Reclassification adjustments for realized losses included in net income	0	1	7
Other comprehensive income (loss) before income taxes	(15)	(18)	7
Income tax benefit (expense) related to items of other comprehensive income (loss)	6	7	(2)
Total other comprehensive income (loss), net of tax	(9)	(11)	5
Comprehensive income	85	1,141	202
Less: Preferred stock dividends	24	24	6
Less: Comprehensive income attributable to noncontrolling interests	12	9	10
Comprehensive income attributable to Tenet Healthcare Corporation common shareholders	$ 49	$ 1,108	$ 186